First Quarter 2015 Conference Call April 21, 2015 E. Scott Santi, President & CEO Michael M. Larsen, Senior Vice President & CFO Aaron H. Hoffman, Vice President, Investor Relations

Forward Looking Statements Safe Harbor Statement This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding the expected impact and timing of strategic initiatives and related benefits, future financial performance, operating performance, growth in free operating cash flow, organic and total revenue growth, operating margin growth, growth in diluted income per share from continuing operations, restructuring expenses and related benefits, tax rates, exchange rates, timing and amount of share repurchases, end market economic conditions, and the Company’s related 2015 guidance. These statements are subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations include those that are detailed in ITW’s Form 10-K for 2014. Non-GAAP Measures The Company uses certain non-GAAP measures in discussing the Company’s performance. The reconciliation of those measures to the most comparable GAAP measures are detailed in ITW’s press release for the first quarter of 2015, which is available at www.itw.com, together with this presentation. 2

First Quarter 2015 Highlights ● Solid execution and performance despite currency headwinds and a challenging capital spending environment – Record first quarter operating margin of 20.9%, an increase of 220 basis points – 20% EPS growth to $1.21 … $0.04 above midpoint of guidance despite $0.03 of incremental negative currency translation impact versus the exchange rates in effect at the time guidance was issued ● ITW is well positioned for another year of strong progress in 2015 and remains solidly on track to deliver on the 2017 performance goals: – Operating margin ~23% – ROIC 20%+ – Organic growth 200 bps above global GDP 3 Continued progress in year 3 of a 5 year plan to position ITW for growth with world class margins and returns on a sustainable basis

$3.3B $3.6B Q1’14 Q1’15 Total Revenue $1.21 $1.01 EPS Operating Margin EPS +20% Q1 2015 Financial Summary Strong performance despite currency headwinds and a more challenging capital spending environment 20.9% 18.7% +220 bps ROIC* 19.3% 17.2% +210 bps * See ITW’s first quarter 2015 press release for the reconciliation from GAAP to non-GAAP measurements. Q1 2015 Actuals ● $1.21 EPS up 20% vs. prior year … $0.04 above mid-point of guidance ● Record Q1 operating margin of 20.9%; Enterprise Initiatives contributed 100 basis points ● Organic revenue up 1% … challenging capital spending environment and (1)% impact from product line simplification ● Total revenue down (6)% … (7)% impact from foreign currency translation ● Strong cash flows … repurchased shares for $1.6 billion 4 Highlights Guidance: $1.13 - $1.21

Q1 2015 Organic Revenue Growth

ITW

Growth by Geography

Organic revenue up 1%*



1%
1%
1%
1%
(11)%
North America
Inter-national
EMEA
Asia Pacific
South America

**Ongoing product line simplification reduced organic growth by ~(1) percentage point*

Highlights

- **North America up 1%**
  - Food Equipment +7%, Automotive OEM +3%
  - Welding and Test & Measurement and Electronics flat, Specialty (7)%
- **International up 1%**
  - Europe up 1%
    - Automotive OEM +13% offset by declines in Welding, Polymers & Fluids and Specialty Products
  - Asia Pacific up 1%
    - Automotive OEM & Food Equipment +5% offset by Welding (7)%
    - Three segments grew double-digits in China: Automotive OEM, Food Equipment and Test & Measurement and Electronics

1% organic growth reflects mixed macro environment and ongoing product line simplification initiatives

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Q1 2015 Enterprise Initiatives +100 bps Price/Cost +20 Volume +20 Other (cost management and PLS benefits) +80 Margin Expansion +220 bps Operating Margin Q1‘15 20.9% Q1‘14 18.7% Key Drivers OM% V bps Automotive OEM 25.0% +170 T&M and Electronics 14.7 +250 Food Equipment 22.6 +400 Polymers & Fluids 20.0 +340 Welding 26.9 +120 Construction Products 16.6 +180 Specialty Products 22.6% +150 Q1 2015 Operating Margin Record first quarter operating margin with strong margin expansion across all segments 6

Operating Margin Q1’13 Q1‘15 V bps Automotive OEM 19.8% 25.0% +520 T&M and Electronics 13.0 14.7 +170 Food Equipment 16.7 22.6 +590 Polymers & Fluids 14.6 20.0 +540 Welding 26.0 26.9 +90 Construction Products 11.7 16.6 +490 Specialty Products 19.9 22.6 +270 Total Company 16.9% 20.9% +400 Two years of significant margin improvement Automotive OEM Organic +7% Total (2)% +170 bps $668 $653 Q1‘14 Q1‘15 Total Revenue 25.0% Operating Margin Q1 2015 Segment Results Highlights ● Organic revenue growth of 7% outperforming worldwide auto builds of 1% due to ongoing innovation efforts and product penetration ● Organic revenue growth vs. geographic auto builds: – Europe +13% vs. +2% – N.A. +3% vs. +2% – China +14% vs. +6% 23.3% ($’s in millions) Q1‘14 Q1‘15 7

Q1 2015 Segment Results

($'s in millions)

Test & Measurement and Electronics

Organic (1)%
Total (7)%


$519
$483
Q1'14
Q1'15

Total Revenue

+250 bps


12.2%
14.7%
Q1'14
Q1'15

Operating Margin

Highlights

- Test & Measurement organic revenue down (2)% due to lower capital spending
  - Instron up 5%
- Total Electronics organic revenue flat

Food Equipment

Organic +4%
Total (3)%


$511
$495
Q1'14
Q1'15

Total Revenue

+400 bps


18.6%
22.6%
Q1'14
Q1'15

Operating Margin

Highlights

- Organic revenue growth of 4% driven by continued strength in Equipment and Service
- North America +7%
  - Equipment +10%, Service +4%
- International +1%
  - Equipment flat, Service +1%

8

Q1 2015 Segment Results

($'s in millions)

Polymers & Fluids


Organic (1)%
Total (8)%
$479
$441
Q1'14
Q1'15

Total Revenue


+340 bps
16.6%
20.0%
Q1'14
Q1'15

Operating Margin

Highlights

- Organic revenue down (1)% driven by product line simplification and market softness in Europe, partially offset by new products
- Fluids & Hygiene (5)%
- Polymers +4%
- Automotive Aftermarket flat

Welding


Organic (3)%
Total (7)%
$463
$433
Q1'14
Q1'15

Total Revenue


+120 bps
25.7%
26.9%
Q1'14
Q1'15

Operating Margin

Highlights

- Organic revenue down (3)% primarily driven by oil and gas related end markets; up ~3% excluding oil and gas impact
- North America flat with continued solid growth in commercial offset by declines in oil and gas
- International down (13)% due to oil and gas

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Q1 2015 Segment Results

($'s in millions)

Construction Products

Organic +2%
Total (8)%


$416
$381
Q1'14
Q1'15

Total Revenue

+180 bps


14.8%
16.6%
Q1'14
Q1'15

Operating Margin

Highlights

- Organic revenue growth of 2%
- North America +5% … growth in renovation and commercial, residential flat
- Asia Pacific +1% … solid residential and commercial growth partially offset by softer retail
- Europe +1% ... continued strength in the United Kingdom offset by ongoing product line simplification activities

Specialty Products

Organic (6)%
Total (11)%


$520
$462
Q1'14
Q1'15

Total Revenue

+150 bps


21.1%
22.6%
Q1'14
Q1'15

Operating Margin

Highlights

- Organic revenue down (6)% driven by ongoing product line simplification and lower capital equipment spending
  - North America (7)%
  - International (3)%

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2015 Financial Guidance ● Expect 1 - 2% organic growth in the quarter ● Current exchange rates create ~$(0.15) EPS and (9)% revenue headwind versus prior year ● Forecasting ~21% operating margin; Enterprise Initiatives contribute ~100 bps Q2 2015 $3.7B Total Revenue $1.22 - $1.30 $1.21 EPS Q2’15F Q2’14 Organic +1 - 2% Total (7) to (8)% 2015 EPS $4.67 $14.5B 2014 2015F $5.00 - $5.20 Total Revenue Organic +1 - 2% Total (5) to (6)% 11 Well positioned to deliver another year of strong progress in 2015 ● Reducing EPS guidance by $(0.15) to reflect current exchange rates ● Expect 1 - 2% full-year 2015 organic growth ● Operating margin projected to exceed 21% ● Strong cash flows with FCF conversion > 100% ● Expect ~$2 billion share repurchase for the year

Questions

Total Revenue Automotive OEM T&M and Electronics Food Equipment Polymers & Fluids Welding Construction Products Specialty Products Organic 6.7% (0.9)% 4.0% (0.5)% (3.3)% 2.4% (5.7)% Divestitures (0.4) - - - (0.1) (1.5) - Translation (8.4) (6.1) (7.1) (7.4) (3.2) (9.3) (5.6) Total Revenue (2.1)% (7.0)% (3.1)% (7.9)% (6.6)% (8.4)% (11.3)% Change in Operating Margin Automotive OEM T&M and Electronics Food Equipment Polymers & Fluids Welding Construction Products Specialty Products Operating Leverage 100 bps (30) bps 100 bps (10) bps (50) bps 70 bps (130) bps Changes in Variable Margin & OH Costs 60 240 190 290 80 170 340 Total Organic 160 bps 210 bps 290 bps 280 bps 30 bps 240 bps 210 bps Restructuring 10 50 110 60 50 (70) (50) Other - (10) - - 40 10 (10) Total Operating Margin Change 170 bps 250 bps 400 bps 340 bps 120 bps 180 bps 150 bps Total Operating Margin %* 25.0% 14.7% 22.6% 20.0% 26.9% 16.6% 22.6% * Includes unfavorable operating margin impact of amortization expense from acquisition-related intangible assets 10 bps 410 bps 90 bps 430 bps 70 bps 80 bps 190 bps Appendix - Additional Segment Detail Q1 2015 vs. Q1 2014 Favorable / (Unfavorable) 13